Exhibit 99.1

Ameri Holdings Announces Adjournment of Annual Meeting of Stockholders until November 8, 2019

ATLANTA, GA., October 30, 2019 — AMERI Holdings, Inc. (NASDAQ: AMRH) (“Ameri100”), a specialized SAP® cloud, digital and enterprise solutions company, announced that its 2019 Annual Meeting of Stockholders ("Annual Meeting"), scheduled for Tuesday, October 29, 2019, was convened and adjourned, without any business being conducted. The Annual Meeting has been adjourned to 10:00 AM local time on Friday, November 8, 2019 at the offices of Sheppard, Mullin, Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112, to allow additional time for stockholders to vote on the proposals set forth in Ameri Holdings’ definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on September 27, 2019.

The record date for the Annual Meeting remains September 19, 2019. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action. Company stockholders as of the September 19, 2019 record date can vote, even if they have subsequently sold their shares. The Company’s board of directors and management respectfully request all such holders as of the record date to please vote your proxies as soon as possible.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company strongly advises all of its stockholders to read the proxy statement and other proxy materials relating to the Annual Meeting because they contain important information. Such proxy materials are available at no charge on the Securities and Exchange Commission's website at www.sec.gov. In addition, Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Ameri Holdings, Inc., 5000 Research Court, Suite 750, Suwanee, Georgia 30024.

About Ameri100

Ameri100 is a specialized SAP® cloud, digital and enterprise solutions company which provides SAP® services to customers worldwide. Headquartered in Suwanee, Georgia, Ameri100 has offices in the U.S. and Canada. The Company also has global delivery centers in India. With its bespoke engagement model, the Company delivers transformational value to its clients across industry verticals. For further information, visit www.ameri100.com

Forward-Looking Statements

This press release includes forward-looking statements that relate to the business and expected future events or future performance of Ameri100 and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements. Forward-looking statements include, but are not limited to, statements about Ameri100’s financial and growth projections as well as statements concerning our plans, predictions, estimates, strategies, intentions, beliefs and other information concerning our business and the markets in which we operate. The future performance of Ameri100 may be adversely affected by the following risks and uncertainties: the level of market demand for our services, the highly-competitive market for the types of services that we offer, market conditions that could cause our customers to reduce their spending for our services, our ability to create, acquire and build new businesses and to grow our existing businesses, our ability to attract and retain qualified personnel, currency fluctuations and market conditions around the world, and other risks not specifically mentioned herein but those that are common to industry. For a more detailed discussion of these factors and risks, investors should review Ameri100’s Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”), which can be accessed through the SEC’s website. Forward-looking statements in this press release are based on management’s beliefs and opinions at the time the statements are made. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ameri100 undertakes no duty to update this information to reflect future events, information or circumstances.

Corporate Contact:
Barry Kostiner, Chief Financial Officer
IR@ameri100.com

Investor Relations Contact:
Sanjay M. Hurry
LHA Investor Relations
(212) 838-3777
IR@ameri100.com